INVESTOR PRESENTATION — MARCH 2022 NASDAQ: FCFS FORT WORTH, TEXAS USA 1 — FIRSTCASH HOLDINGS INC. EXHIBIT 99.1

— FIRSTCASH HOLDINGS INC. 2 THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH HOLDINGS, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. THE FORWARD- LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION INCLUDE, WITHOUT LIMITATION, STATEMENTS RELATED TO THE COMPANY’S EXPECTATIONS FOR ITS PERFORMANCE AND GROWTH IN 2022, THE ANTICIPATED BENEFITS OF THE AMERICAN FIRST FINANCE (“AFF”) TRANSACTION, THE ANTICIPATED IMPACT OF THE TRANSACTION ON THE COMBINED COMPANY’S BUSINESS AND FUTURE FINANCIAL AND OPERATING RESULTS AND THE COMPANY’S GOALS, PLANS AND PROJECTIONS WITH RESPECT TO ITS OPERATIONS, FINANCIAL POSITION AND BUSINESS STRATEGY. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, RISKS ASSOCIATED WITH THE CONSUMER FINANCIAL PROTECTION BUREAU (“CFPB”) LAWSUIT FILED AGAINST THE COMPANY, INCLUDING THE INCURRENCE OF MEANINGFUL EXPENSES, REPUTATIONAL DAMAGE, MONETARY DAMAGES AND OTHER PENALTIES, RISKS RELATING TO THE AFF TRANSACTION, INCLUDING THE FAILURE OF THE TRANSACTION TO DELIVER THE ESTIMATED VALUE AND BENEFITS EXPECTED BY THE COMPANY, THE INCURRENCE OF UNEXPECTED FUTURE COSTS, LIABILITIES OR OBLIGATIONS AS A RESULT OF THE TRANSACTION, THE EFFECT OF THE TRANSACTION ON THE ABILITY OF THE COMPANY TO RETAIN AND HIRE PERSONNEL AND MAINTAIN RELATIONSHIPS WITH RETAIL PARTNERS, CONSUMERS AND OTHERS WITH WHOM THE COMPANY AND AFF DO BUSINESS, THE ABILITY OF THE COMPANY TO SUCCESSFULLY INTEGRATE AFF’S OPERATIONS, THE ABILITY OF THE COMPANY TO SUCCESSFULLY IMPLEMENT ITS PLANS, FORECASTS AND OTHER EXPECTATIONS WITH RESPECT TO AFF’S BUSINESS, RISKS RELATED TO THE COVID-19 PANDEMIC, WHICH INCLUDE RISKS AND UNCERTAINTIES RELATED TO THE CURRENT UNKNOWN DURATION AND SEVERITY OF THE COVID-19 PANDEMIC, THE GOVERNMENTAL RESPONSES THAT HAVE BEEN, AND MAY IN THE FUTURE BE, IMPOSED IN RESPONSE TO THE PANDEMIC, INCLUDING STIMULUS PROGRAMS WHICH COULD ADVERSELY IMPACT DEMAND FOR PAWN LOANS AND AFF’S LEASE-TO- OWN AND RETAIL FINANCE PRODUCTS, POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR BOTH THE COMPANY’S PAWN LOAN, RETAIL, LEASE-TO-OWN AND RETAIL FINANCE PRODUCTS, LABOR SHORTAGES AND INCREASED LABOR COSTS, INFLATION, A DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING, CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO AND THOSE OTHER RISKS DISCUSSED AND DESCRIBED IN PART I, ITEM IA, “RISK FACTORS” HEREOF, AND OTHER REPORTS FILED WITH THE SEC, INCLUDING THE COMPANY’S CURRENT REPORT ON FORM 8-K FILED WITH THE SEC ON DECEMBER 7, 2021. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW. Cautionary Statement Regarding Forward-Looking Statements

FIRSTCASH OVERVIEW NASDAQ: FCFS 3 — FIRSTCASH HOLDINGS INC. RENO, NEVADA USA

— FIRSTCASH HOLDINGS INC. WE ARE THE LEADING OPERATOR OF PAWN STORES IN THE U.S. AND LATIN AMERICA, AND WITH THE ACQUISITION OF AMERICAN FIRST FINANCE, ARE A LEADING PROVIDER OF RETAIL POINT-OF-SALE (“POS”) PAYMENT SOLUTIONS FOCUSED ON SERVING CREDIT- CONSTRAINED CONSUMERS 4  U.S. PAWN SEGMENT  CONSISTS OF ALL U.S. PAWN OPERATIONS IN 25 STATES AND THE DISTRICT OF COLUMBIA  LATIN AMERICA PAWN SEGMENT  CONSISTS OF ALL PAWN OPERATIONS IN MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR Pawn Operations  RETAIL POS PAYMENT SOLUTIONS SEGMENT  AVAILABLE IN ALL 50 STATES IN THE U.S., THE DISTRICT OF COLUMBIA AND PUERTO RICO  FOCUS ON LEASE-TO-OWN (“LTO”) PRODUCTS AND OTHER RETAIL FINANCING PAYMENT OPTIONS  AFF’S RETAIL PARTNERS PROVIDE CONSUMER GOODS AND SERVICES TO THEIR CUSTOMERS AND USE AFF’S LTO AND RETAIL FINANCE SOLUTIONS Retail POS Payment Solutions FORT WORTH, TEXAS USA Pro Forma Revenue 65% 24% 5% 6% PAWN REVENUE LTO RENTAL FEES INSTALLMENT INTEREST INCOME BANK INTEREST INCOME

— FIRSTCASH HOLDINGS INC.

FirstCash's Journey


FIRST CASH




FIRST CASH PAWN
FIRST CASH PAW
NOW OPEN

Jacksonville, Tx — 1st Domestic De Novo as "FirstCash"


A Better
YES!

FIRST CASH
1988 — 2016

Founded in 1988 and debuted on Nasdaq in 1992

- ✓ Began in Fort Worth Texas
- ✓ Expanded scale and geographic footprint to better serve customers
- ✓ First large U.S. pawn company to enter new high-growth LatAm markets

CashAmerica
2016 — 2021

Merger of First Cash and Cash America to create the largest operator of retail pawn stores in the U.S. and LatAm

- ✓ Merger added over 800 U.S. locations
- ✓ Since merger, added over 1,000 additional stores across four countries, including first stores in Colombia

FirstCash
TODAY

Leading international pawn store operator with strong track record of growth performance

- ✓ Operates over 2,800 brick and mortar retail stores across the U.S. and LatAm
- ✓ Successfully executed more than 70 acquisitions of over 1,900 pawn stores over the last 10 years

American First Finance
LOOKING AHEAD

Acquired American First Finance to enter large and growing POS payments market

- ✓ Diversifies expertise beyond pawn retail with POS payment products
- ✓ Over 6,500 active merchant partner stores and e-commerce platforms
- ✓ Continued growth of core pawn business with expanded offerings

5
FirstCash

PAWN OPERATIONS NASDAQ: FCFS 6 — FIRSTCASH HOLDINGS INC.

— FIRSTCASH HOLDINGS INC. What Are Pawn Stores? PAWN STORES ARE NEIGHBORHOOD-BASED RETAIL LOCATIONS THAT BUY AND SELL PRE- OWNED CONSUMER PRODUCTS SUCH AS JEWELRY, ELECTRONICS, TOOLS, APPLIANCES, SPORTING GOODS AND MUSICAL INSTRUMENTS PAWN STORES ALSO PROVIDE A QUICK AND CONVENIENT SOURCE OF SMALL, SECURED CONSUMER LOANS TO UNBANKED, UNDER-BANKED AND CREDIT-CONSTRAINED CUSTOMERS PAWN LOANS ARE SAFE AND AFFORDABLE NON-RECOURSE LOANS FOR WHICH THE CUSTOMER HAS NO LEGAL OBLIGATION TO REPAY PAWNSHOP CUSTOMERS ARE TYPICALLY VALUE-CONSCIOUS CONSUMERS WHO ARE NOT EFFECTIVELY OR EFFICIENTLY SERVED BY TRADITIONAL LENDERS SUCH AS BANKS, CREDIT UNIONS, CREDIT CARD PROVIDERS OR OTHER SMALL LOAN PROVIDERS Note: Pawn Operations consists of two segments: U.S. Pawn and Latin America (“LatAm”) Pawn 7

— FIRSTCASH HOLDINGS INC. 8 — NON-RECOURSE LOANS FULLY COLLATERALIZED WITH PERSONAL PROPERTY Pawn Loan Overview $77 $222 $0 $50 $100 $150 $200 $250 LATAM U.S.  TYPICALLY 30-TO-60-DAY TERM  AVERAGE LOAN SIZE: As of 12/31/2021 Pawn Loans are Small and Affordable with a Short Duration  DESIGNATED ESSENTIAL BUSINESS IN MOST JURISDICTIONS  COLLATERAL HELD IN SECURE BACKROOM OF STORE  RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS FirstCash Serves Underbanked and Cash Constrained Consumers R SETAIL ALES TYPICAL MARGIN: 35% - 45% P S FAWN ERVICE EES MONTHLY YIELD: 12% - 13% CUSTOMER DOES NOT REPAY LOAN OR FEE CUSTOMER REPAYS LOAN & PAWN SERVICE FEE ~25% - 30% ~70% - 75% CUSTOMER ENTERS STORE WITH PERSONAL ASSET ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) Typical Pawn Transaction Cycle Total transaction time less than 15 minutes

— FIRSTCASH HOLDINGS INC. 9 JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER PAWN COLLATERAL INVENTORY U.S. SEGMENT PAWN COLLATERAL INVENTORY LATAM SEGMENT PAWN COLLATERAL INVENTORY CONSOLIDATED 66% 33% 57% 14% 23%49% 55% 32% 49% 14% 23%50% TTM results as of 12/31/2021 Pawn Collateral and Inventory Composition

— FIRSTCASH HOLDINGS INC. 66 123 282 595 906 2,085 2,473 2,748 2,825 1988 1989 - 1996 1997 - 2001 2002 - 2005 2006 - 2010 2011 - 2013 2014 - 2016 2017 - 2019 2020 2021 10 FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED DESPITE THE CHALLENGES OF 2020 LATIN AMERICA: 75 DE NOVO AND 40 ACQUIRED DOMESTIC: 22 ACQUIRED IN TEXAS AND THE CAROLINAS FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA PRIMARY LONG-TERM BUSINESS PLAN IS TO CONTINUE GROWING PAWN REVENUES AND INCOME BY OPENING NEW (“DE NOVO”) RETAIL PAWN LOCATIONS, ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND INCREASING REVENUE AND OPERATING PROFITS IN EXISTING STORES FirstCash Pawn Segment History  1,021 PAWN STORES HAVE BEEN OPENED OR ACQUIRED Over the Last Five Years CONTINUED GROWTH IN 2021 DOMESTIC: 46 ACQUIRED AND 1 DE NOVO LATIN AMERICA: 60 DE NOVO (57 IN MEXICO, 2 IN COLOMBIA AND 1 IN GUATEMALA

— FIRSTCASH HOLDINGS INC. 11 — REPLACING TAKE  MAKE  DISPOSE WITH BUY USE RETURN NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” PAWNSHOPS PIONEERED CIRCULAR ECONOMY INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS SAFE ENVIRONMENT ESG: Sustainability is Core to FirstCash

— FIRSTCASH HOLDINGS INC. 12 CUSTOMER AND EMPLOYEE PROTECTIONS — STRICT COVID-19 SAFETY PROTOCOLS — ROBUST CONSUMER AND CORPORATE COMPLIANCE PROGRAMS — PRIVACY AND DATA PROTECTION POLICIES EMPLOYEE EMPOWERMENT — EMPLOYEE-TRAINING PROGRAMS THAT PROMOTE CUSTOMER SERVICE AND PROFESSIONALISM — SPECIALIZED SKILL TRAINING PROGRAMS IN LENDING PRACTICES, MERCHANDISE VALUATION AND REGULATORY COMPLIANCE — PROFIT SHARING, INCENTIVE AND BONUS PROGRAMS WHICH PAY ON AVERAGE 4-5% OF GROSS PROFIT DIRECTLY TO EMPLOYEES DIVERSE WORKPLACE 56% 44% 53% 47% ALL EMPLOYEES MANAGEMENT GLOBAL GENDER WOMEN MEN 65% 35% 70% 30% ALL EMPLOYEES MANAGEMENT U.S. RACE & ETHNICITY DIVERSE NON-DIVERSE — All Demographics as of December 31, 2021 ESG: Commitment to Social Responsibility

— FIRSTCASH HOLDINGS INC. Domestic Pawn Segment 13 SEATTLE, WASHINGTON USA OVER 1,000 U.S. LOCATIONS IN 25 STATES AND THE DISTRICT OF COLUMBIA o OPERATIONS FOCUSED IN STATES WITH: – GROWING POPULATIONS – FAVORABLE DEMOGRAPHICS – STABLE REGULATIONS o SIGNIFICANT UNDERBANKED DEMOGRAPHICS o CONTINUED OPPORTUNITIES FOR ACQUISITIONS IN EXISTING MARKETS – HIGHLY FRAGMENTED INDUSTRY – PRIMARILY ROLLUPS OF SMALL INDEPENDENT OPERATORS (1 TO 30 STORES)

— FIRSTCASH HOLDINGS INC. CONTINUED ATTRACTIVE ACQUISITION OPPORTUNITIES — 46 PAWN STORES ACQUIRED IN 2021 — 28 STORES IN TX, 12 IN FL, 3 IN LA, 2 IN MS AND 1 IN AL 14 U.S. Pawn Segment — Over 1,000 Locations NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 31 27 27 447 6 1 6 26 1 17 25 29 23 23 63 50 439 87 49 24 6 27 MD 29 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS FOURTH QUARTER 2021 COMPANY’S FIRST TWO LOCATIONS IN MISSISSIPPI 28 27 27 22 18 46 0 10 20 30 40 50 2018 2019 2020 2021 U.S. ACQUIRED STORES BY YEAR FOURTH QUARTER 2021 ACQUIRED A CHAIN OF 18 PAWN STORES IN THE U.S. GULF COAST REGION 1,081 RETAIL PAWN STORE LOCATIONS — ACROSS 25 U.S. STATES AND THE DISTRICT OF COLUMBIA

— FIRSTCASH HOLDINGS INC. U.S. TOTAL PAWN RECEIVABLES — ($ IN MILLIONS) 15 Lending Trends – United States U.S. SAME-STORE PAWN RECEIVABLES AND LOAN ORIGINATIONS — COMPARED TO TWO YEARS AGO $269 $220 $256 $255 $0 $50 $100 $150 $200 $250 $300 Q 1 Q 2 Q 3 Q 4 20 19 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 02 /2 7/ 22 85% 62% 82% 87% 79% 87% 101% 95% 110% 98% 61% 70% 83% 75% 76% 88% 94% 104% 0% 20% 40% 60% 80% 100% 120% 03 /0 1/ 20 3/ 15 3/ 29 4/ 12 4/ 26 5/ 10 5/ 24 6/ 7 6/ 21 7/ 5 7/ 19 8/ 2 8/ 16 8/ 30 9/ 13 9/ 27 10 /1 1 10 /2 5 11 /8 11 /2 2 12 /6 12 /2 0 1/ 3 1/ 17 1/ 31 2/ 14 2/ 28 3/ 14 3/ 28 4/ 11 4/ 25 5/ 9 5/ 23 6/ 6 6/ 20 7/ 4 7/ 18 8/ 1 8/ 15 8/ 29 9/ 12 9/ 26 10 /1 0 10 /2 4 11 /7 11 /2 1 12 /5 12 /1 9 1/ 2 1/ 16 1/ 30 2/ 13 2/ 27 Pawn Receivables Loan Originations (Trailing 30 Days) Q1 2020 Q2 2020 Q3 2021Q4 2020 Q1 2021 Q2 2021Q3 2020 CARES ACT — 1ST ROUND OF STIMULUS $1,200 PER ADULT / $500 PER CHILD CRRSAA ACT — 2ND ROUND OF STIMULUS $600 PER ADULT / $600 PER CHILD AMERICAN RESCUE PLAN — 3RD ROUND OF STIMULUS $1,400 PER ADULT / $1,400 PER CHILD ADVANCED CHILD TAX CREDIT PAYMENTS — BEGAN JULY 15, 2021 Q4 2021

— FIRSTCASH HOLDINGS INC. 16 Q4 2021 U.S. Pawn Segment Results $ IN THOUSANDS Retail Sales Margin and Segment Profit Margin Return on Earning Assets Q4 2021 U.S. Pawn Segment Highlights $246 $304 $149 $177 $51 $73 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q4 2020 Q4 2021 Q4 2020 Q4 2021 Q4 2020 Q4 2021 REVENUE NET REVENUE SEGMENT CONTRIBUTION TH O U SA N D S Pawn Fees Retail Scrap Segment Contribution SEGMENT CONTRIBUTION REVENUE NET REVENUE 122% 138% 148% 174% 170% 0% 50% 100% 150% 200% $0 $200 $400 $600 $800 2017 2018 2019 2020 2021 Pawn Fees Retail GP Scrap GP GP Return on Earning Assets 37% 39% 45% 43% 22% 22% 21% 24% 0% 10% 20% 30% 40% 50% 60% Retail Sales Margin Segment Pre-Tax Profit Margin +23.7% +19.0% +43.4%

— FIRSTCASH HOLDINGS INC. Latin America Pawn Segment — Mexico, Guatemala, Colombia and El Salvador 17 OVER 1,700 LATIN AMERICA LOCATIONS IN FOUR COUNTRIES o LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE o SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION o RUNWAY FOR CONTINUED STORE OPENINGS AND STRATEGIC ACQUISITIONS MONTERREY, NUEVO LEON MEXICO

— FIRSTCASH HOLDINGS INC. $196 $227 $255 $289 $343 $288 $319 $196 $263 $299 $343 $407 $369 $396 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2015 2016 2017 2018 2019 2020 2021 Net Revenue, USD $ CC Net Revenue, 2015 MXN @ 15.85 18 FirstCash LatAm Growth — Net Revenue and Store Count NET REVENUE GROWTH STORE COUNT GROWTH 737 955 999 1,379 1,623 1,702 1,744 2015 2016 2017 2018 2019 2020 2021 AMATITLAN, GUATEMALA

— FIRSTCASH HOLDINGS INC. 91% 68% 85% 90% 89% 97% 89% 90% 86% 96% 73% 81% 97% 92% 99% 95% 103% 96% 0% 20% 40% 60% 80% 100% 120% 03 /0 1/ 20 3/ 15 3/ 29 4/ 12 4/ 26 5/ 10 5/ 24 6/ 7 6/ 21 7/ 5 7/ 19 8/ 2 8/ 16 8/ 30 9/ 13 9/ 27 10 /1 1 10 /2 5 11 /8 11 /2 2 12 /6 12 /2 0 1/ 3 1/ 17 1/ 31 2/ 14 2/ 28 3/ 14 3/ 28 4/ 11 4/ 25 5/ 9 5/ 23 6/ 6 6/ 20 7/ 4 7/ 18 8/ 1 8/ 15 8/ 29 9/ 12 9/ 26 10 /1 0 10 /2 4 11 /7 11 /2 1 12 /5 12 /1 9 1/ 2 1/ 16 1/ 30 2/ 13 2/ 27 Pawn Receivables Loan Originations (Trailing 30 Days) MEXICO TOTAL PAWN RECEIVABLES — (PESOS $ IN BILLIONS) 19 Lending Trends – Latin America MEXICO SAME-STORE PAWN RECEIVABLES AND LOAN ORIGINATIONS — COMPARED TO TWO YEARS AGO $1.8 $1.7 $1.8 $1.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Q 1 Q 2 Q 3 Q 4 20 19 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 02 /2 7/ 22 Q1 2020 Q2 2020 Q3 2021Q4 2020 Q1 2021 Q2 2021Q3 2020 Q4 2021

— FIRSTCASH HOLDINGS INC. 20 Q4 2021 LatAm Pawn Segment Results $ IN THOUSANDS Retail Sales Margin and Segment Profit Margin Return on Earning Assets Q4 2021 LatAm Pawn Segment Highlights $146 $166 $77 $86 $30 $36 $0 $25 $50 $75 $100 $125 $150 $175 $200 Q4 2020 Q4 2021 Q4 2020 Q4 2021 Q4 2020 Q4 2021 REVENUE NET REVENUE SEGMENT CONTRIBUTION TH O U SA N D S Pawn Fees Retail Scrap Segment Contribution SEGMENT CONTRIBUTION REVENUE NET REVENUE 196% 185% 178% 193% 195% 160% 180% 200% $0 $100 $200 $300 $400 2017 2018 2019 2020 2021 Pawn Fees Retail GP Scrap GP GP Return on Earning Assets 36% 32% 38% 36% 24% 21% 21% 22% 0% 10% 20% 30% 40% 50% Retail Sales Margin Segment Pre-Tax Profit Margin +13.4% +12.2% +19.2%

RETAIL POS PAYMENT SOLUTIONS OPERATIONS NASDAQ: FCFS 21 — FIRSTCASH HOLDINGS INC.

— FIRSTCASH HOLDINGS INC. Retail POS Payment Solutions RETAIL POS PAYMENT SOLUTIONS BUSINESS LINE CONSISTS SOLELY OF THE OPERATIONS OF AFF, WHICH FOCUSES ON LTO PRODUCTS AND FACILITATING OTHER RETAIL FINANCING PAYMENT OPTIONS ACROSS A LARGE NETWORK OF TRADITIONAL AND E-COMMERCE MERCHANT PARTNERS LARGE NETWORK OF TRADITIONAL AND E-COMMERCE MERCHANT PARTNERS IN ALL 50 STATES IN THE U.S., THE DISTRICT OF COLUMBIA AND PUERTO RICO AFF’S RETAIL PARTNERS PROVIDE CONSUMER GOODS AND SERVICES TO THEIR CUSTOMERS AND USE AFF’S LTO AND RETAIL FINANCE SOLUTIONS TO FACILITATE PAYMENTS AS ONE OF THE LARGEST OMNI-CHANNEL PROVIDERS OF “NO CREDIT REQUIRED” PAYMENT OPTIONS, AFF’S TECHNOLOGY SET PROVIDES CONSUMERS WITH SEAMLESS LEASING AND FINANCING EXPERIENCES IN-STORE, ONLINE, IN-CART AND ON MOBILE DEVICES 22

— FIRSTCASH HOLDINGS INC.

American First Finance

FirstCash Completes Acquisition of American First Finance

BUILDING ON COMPLEMENTARY STRENGTHS TO DRIVE NEW AVENUES OF GROWTH & VALUE CREATION

- **ENTERING LARGE AND GROWING POS PAYMENTS MARKET**
  Creates POS market leader tapping into AFF's nationwide network of over 6,500 active merchant partner stores and e-commerce platforms
- **EXPANDING PRODUCT OFFERINGS ENHANCE FIRSTCASH'S CORE PAWN BUSINESS**
  Gains access to a broader set of retail financing products to significantly diversify business, expand pawn retail payment options and provide a new source of revenue
- **LEVERAGING INTEGRATED TECHNOLOGY, DATA, E-COMMERCE AND MOBILE CAPABILITIES TO ACCELERATE OMNICHANNEL STRATEGY**
  Incorporates AFF's enhanced technology, data and e-commerce capabilities to capitalize on growth opportunities, provide new digital payment options for pawn customers and create operational efficiencies

ABOUT AMERICAN FIRST FINANCE — FOURTH LARGEST PROVIDER OF POS PAYMENT SOLUTIONS TO UNDERSERVED RETAIL CUSTOMERS IN THE U.S.

6,500+ NATIONWIDE NETWORK OF MERCHANT PARTNER STORES & ECOMMERCE PLATFORMS	**50** STATE COVERAGE — *In Addition to D.C. and Puerto Rico*	**3** PRODUCTS OFFERED — *LTO, Retail Installment Sales and Bank Loans*	**700+** TOTAL EMPLOYEES & SERVICE REPRESENTATIVES
26 VERTICALS SERVED AND GROWING — *Furniture and mattress, appliances, jewelry, electronics and auto products and repair*	**$2.0B+** SALES FUNDED / ORIGINATED WITH MERCHANT PARTNERS SINCE INCEPTION	**2013** YEAR FOUNDED	**Dallas, Tx** HEADQUARTERS

23

FirstCash

— FIRSTCASH HOLDINGS INC. 24 Expanded Product Offerings Enhance FirstCash’s Core Pawn Business ADDING NEW POS PAYMENT OPTIONS INCLUDING LTO AND AFF ORIGINATED RETAIL FINANCING TO EXISTING PAWN RETAIL PAYMENT OPTIONS POTENTIAL FOR AFF CUSTOMERS TO RETURN LEASED MERCHANDISE AT FIRSTCASH PAWN LOCATIONS LONGER TERM, FIRSTCASH EXPECTS TO EXPLORE OPPORTUNITIES FOR POTENTIAL LTO AND RETAIL FINANCE PRODUCTS IN LATAM SIGNIFICANTLY DIVERSIFYING FIRSTCASH’S BUSINESS AND PROVIDING A NEW SOURCE OF REVENUE GROWTH 65% 24% 5% 6% PAWN REVENUE LTO RENTAL FEES INSTALLMENT INTEREST INCOME BANK INTEREST INCOME PRO FORMA REVENUE (COMBINED COMPANY)

— FIRSTCASH HOLDINGS INC. ENHANCED TECHNOLOGY INFRASTRUCTURE AND SKILLSET TO MODERNIZE FIRSTCASH BUSINESS AND ACCELERATE OMNICHANNEL STRATEGY 25 Accelerating Digitization AFF’S INTEGRATED POS PAYMENTS TECHNOLOGY IS EASILY INCORPORATED INTO ITS MERCHANT PARTNERS’ SYSTEMS COMPELLING OPPORTUNITIES INCLUDE THOSE IN FURNITURE AND MATTRESS, APPLIANCES, JEWELRY, ELECTRONICS AND AUTOMOTIVE PRODUCTS AND REPAIR SERVICES ADDITION OF ENHANCED TECHNOLOGY, DATA, E-COMMERCE AND MOBILE CAPABILITIES POSITIONS FIRSTCASH TO CAPITALIZE ON GROWTH OPPORTUNITIES IN EXISTING AND NEW PRODUCT AND SERVICE CATEGORIES AFF CURRENTLY SUPPORTS NATIONAL NETWORK OF OVER 6,500 ACTIVE MERCHANT PARTNER STORES AND E-COMMERCE PLATFORMS LONGER-TERM FOCUS ON INTEGRATING DIGITAL PAYMENT OPTIONS IN FIRSTCASH STORES PROVIDING GREATER CONVENIENCE TO PAWN CUSTOMERS AND OPERATIONAL EFFICIENCIES

— FIRSTCASH HOLDINGS INC. 26 Operating Trends AFF’S FULL FOURTH QUARTER RESULTS, INCLUDING THE PERIOD PRIOR TO THE ACQUISITION, SAW STRONG LEASE-TO-OWN AND RETAIL FINANCE TRANSACTION VOLUMES WITH THE CORRESPONDING REVENUE GROWTH DRIVEN BY THE INCREASE IN RECEIVABLE BALANCES. REPORTED GAAP EARNINGS FOR THE BRIEF STUB PERIOD FROM THE DECEMBER 17 ACQUISITION DATE THROUGH DECEMBER 31 INCLUDED IN THE COMPANY’S CONSOLIDATED RESULTS REFLECTED CERTAIN REQUIRED PURCHASE ACCOUNTING ENTRIES, PRIMARILY TO ESTABLISH LOSS RESERVES USING EXPECTED LIFETIME LOSS METHODOLOGIES. ON AN ADJUSTED BASIS, EXCLUDING PURCHASE ACCOUNTING ADJUSTMENTS, AFF EARNINGS FOR THE 15 DAYS POST CLOSING OF THE ACQUISITION WERE APPROXIMATELY $0.07 PER SHARE, NET OF INTEREST AND TAXES AFF’S ESTIMATED LEASE AND LOAN LOSS RESERVES AT YEAR-END REFLECT EXPECTED NORMALIZATION OF CREDIT TRENDS TO HIGHER PRE-PANDEMIC LOSS RATES BASED ON EXPECTED LIFETIME LOSSES (CECL) ORIGINATION ACTIVITY FOR AFF'S RETAIL MERCHANT PARTNERS HAS BEEN IMPACTED IN EARLY 2022 AS A RESULT OF ABNORMALLY LOWER RETAIL TRAFFIC FROM THE JANUARY OMICRON COVID SPIKES, STAFFING CONSTRAINTS, SUPPLY CHAIN DELAYS, WEATHER EVENTS, AND THEIR IMPACT TO CONSUMER CONFIDENCE. APPLICATION VOLUMES AND CONVERSION ARE ON THE RISE WITH TAX REFUND SEASON — LIKE OTHER LTO AND RETAIL FINANCE PROVIDERS, AFF HAS TIGHTENED CREDIT POLICY AND UNDERWRITING STANDARDS TO ANTICIPATE FOR INFLATION, POTENTIAL TAX REFUND VARIANCES FROM PRIOR YEARS, AND AN ARTIFICIALLY INFLATED CREDIT-WORTHINESS RESULTING FROM THE PRIOR TWO YEARS OF STIMULUS FUNDS IN THE MARKET. AS A RESULT, FIRST PAY DEFAULT AND DELINQUENCY TRENDS HAVE STABILIZED

FINANCIAL HIGHLIGHTS NASDAQ: FCFS 27 — FIRSTCASH HOLDINGS INC. EVERETT, WASHINGTON USA

— FIRSTCASH HOLDINGS INC. 28 Consolidated Operating Results $ in Millions, Except per Share Amounts $165 $107 $125 $168 $125 $161 $0 $50 $100 $150 $200 2019 2020 2021 Net Income1 Net Income Adjusted Net Income $3.81 $2.56 $3.04 $3.89 $3.01 $3.94 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 2019 2020 2021 Earnings Per Share1 EPS Adjusted EPS $299 $214 $244 $304 $237 $290 $0 $100 $200 $300 $400 2019 2020 2021 EBITDA1 EBITDA Adjusted EBITDA 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

— FIRSTCASH HOLDINGS INC. 29 Cash Dividends & Share Repurchases CASH DIVIDEND HISTORY ACTIVE SHARE REPURCHASE PROGRAM $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 QUARTER_1 QUARTER_2 QUARTER_3 QUARTER_4 As of 12/31/2021 — 8.4 Million shares repurchased represents 17% of share count at merger $93 $275 $114 $107 $50 $93 $368 $482 $588 $638 $0 $100 $200 $300 $400 $500 $600 $700 2017 2018 2019 2020 2021 SH AR E R E PU RC H AS ES (M IL LI O N S) Annual Repurchases – Current Year

— FIRSTCASH HOLDINGS INC. 30 Growth Investments & Shareholder Payouts The Last 10+ Years (since 2009) — $ in Millions $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 CUMULATIVE TOTAL $2.4 BILLION $608 $1,112 $679 STOCK REPURCHASES & DIVIDENDS ‒ 13,589,607 SPLIT-ADJUSTED SHARES REPURCHASED ‒ $234 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITIONS ‒ 283 STORES ACQUIRED IN U.S. ‒ 869 STORES ACQUIRED IN LATIN AMERICA CAPITAL EXPENDITURES ‒ 777 DE NOVO STORE OPENINGS ‒ 248 PROPERTIES PURCHASED (SINCE 2009) ‒ 254 PROPERTIES CURRENTLY OWNED As of 12/31/2021

— FIRSTCASH HOLDINGS INC. 31 PAWN FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RESILIENT BUSINESS MODEL, NO CREDIT RISK PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW WITH CONTINUED GROWTH THROUGH ROLL-UP ACQUISITIONS ‒ RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED STRONG BALANCE SHEET FUNDS GROWTH, ACQUISITIONS, SHARE BUYBACKS AND DIVIDENDS With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… INVESTMENT RECAP

APPENDIX SECTION NASDAQ: FCFS 32 — FIRSTCASH HOLDINGS INC. TECAMACHALCO, PUEBLA MEXICO

— FIRSTCASH HOLDINGS INC.

Reconciliations of Non-GAAP Financial Measures To GAAP Financial Measures

	Year Ended December 31, 2019	2020	2021
Net Income	$164,618	$106,579	$124,909
Income Taxes	59,993	37,120	41,593
Depreciation and Amortization	41,904	42,105	45,906
Interest Expense	34,035	29,344	32,386
Interest Expense Income	(1,055)	(1,540)	(696)
EBITDA	$299,495	$213,608	$244,098
Adjustments:			
Merger and Acquisition Expenses	1,766	1,316	15,449
Non-Cash Foreign Currency (Gain) Loss Related to Lease liability	(933)	1,249	644
AFF Purchase Accounting Adjustments, Net[1]	—	—	28,491
Impairments and Dispositions of Certain Other Assets	3,454	9,064	949
Loss on Extinguishment of Debt	—	11,737	—
Adjusted EBITDA	$303,782	$236,974	$289,631

[1] Excludes $2.1 million of amortization expense related to identifiable intangible assets for the twelve months ended December 31, 2021, which is already included in the add back of depreciation and amortization to calculate EBITDA.

	Year Ended December 31, 2019		2020		2021	
	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share
Net Income	$164,618	$3.81	$106,579	$2.56	$124,909	$3.04
Adjustments:						
Merger and Acquisition Expenses	1,276	0.03	991	0.02	11,872	0.29
Non-Cash Foreign Currency Loss (Gain) Related to Lease liability	(653)	(0.01)	874	0.02	451	0.01
AFF Purchase Accounting Adjustments, Net[2]	—	—	—	—	23,517	0.58
Impairments and Dispositions of Certain Other Assets	2,659	0.06	6,979	0.17	730	0.02
Loss on Extinguishment of Debt	—	—	9,037	0.22	—	—
Accrual of pre-merger Cash America income tax liability	—	—	693	0.02	—	—
Adjusted Net Income	$167,900	$3.89	$125,153	$3.01	$161,479	$3.94

[2] Includes $34.1 million related to the establishment of the initial allowance for expected lifetime credit losses for purchased AFF finance receivables that are not considered credit deteriorated (non-PCD loans), which is recorded as an expense in the provision for loan losses, $1.6 million related to the amortization of acquired intangible assets and $1.6 million related to other non-cash purchase accounting adjustments, partially offset by the $13.8 million gain on revaluation of AFF contingent acquisition consideration (all shown net of tax).

33

FirstCash

— FIRSTCASH HOLDINGS INC. 34 THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, ADJUSTED RETAIL POS PAYMENT SOLUTIONS SEGMENT METRICS AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND ACQUISITION EXPENSES TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS, WHICH INCLUDE THE COMPANY’S TRANSACTION EXPENSES INCURRED IN CONNECTION WITH ITS ACQUISITION OF AFF. IN ADDITION, THE COMPANY DOES NOT CONSIDER THESE MERGER AND ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S. DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. IN CONJUNCTION WITH THE CASH AMERICA MERGER IN 2016, THE COMPANY RECORDED CERTAIN LEASE INTANGIBLES RELATED TO ABOVE OR BELOW MARKET LEASE LIABILITIES OF CASH AMERICA WHICH ARE INCLUDED IN THE OPERATING LEASE RIGHT OF USE ASSET ON THE CONSOLIDATED BALANCE SHEETS. AS THE COMPANY CONTINUES TO OPPORTUNISTICALLY PURCHASE REAL ESTATE FROM LANDLORDS AT CERTAIN CASH AMERICA STORES, THE ASSOCIATED LEASE INTANGIBLE, IF ANY, IS WRITTEN-OFF AND GAIN OR LOSS IS RECOGNIZED. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE GAINS OR LOSSES GIVEN THE VARIABILITY IN SIZE AND TIMING OF THESE TRANSACTIONS AND BECAUSE THEY ARE NON-CASH, NON-OPERATING GAINS OR LOSSES. THE COMPANY BELIEVES THIS IMPROVES COMPARABILITY OF OPERATING RESULTS FOR CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. — PLEASE REFERENCE THE FORM 10-K FILED ON 02/28/2022 FOR FURTHER EXPLANATION Non-GAAP Financial Information

— FIRSTCASH HOLDINGS INC. 35 CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD- OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. Constant Currency

NASDAQ: FCFS 36 GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 — FIRSTCASH HOLDINGS INC.